Exhibit 99.1

The J.G. Wentworth Company™ Reports Third Quarter Results; Company Makes Progress Towards Transformation

RADNOR, Pa.—(BUSINESS WIRE)—11.13.14 — The J.G. Wentworth Company™ (“J.G. Wentworth” or the “Company”) (NYSE:JGW), a leading purchaser of structured settlement payments, annuity payments, lottery payments and other receivables through its J.G. Wentworth and Peachtree brands, today reports financial results for the third quarter of 2014. “We are in the early stages of transforming J.G. Wentworth and are excited about the groundwork we have laid to achieve the three key strategic pillars — Grow the Core, Become an Information-Based Company, and Diversify,” said Stewart A. Stockdale, Chief Executive Officer, The J.G. Wentworth Company™.

The following are highlights from the third quarter results:

Third Quarter Highlights

•                  Total Receivables Balance, or TRB, purchases were $263.3 million, as compared to $299.3 million in the third quarter of 2013.

•                  Adjusted Net Income*, or ANI, increased to $7.2 million, as compared to $1.4 million in the third quarter of 2013,  driven primarily by lower cost of funds and lower interest expense.

•                  Adjusted unrealized gains on VIE and other finance receivables, long term debt and derivatives, net of the gain (loss) on swap terminations*, [or Spread Revenue*], was $51.3 million, as compared to $49.0 million in the third quarter of 2013.

•                  Revenues were $107.0 million, an increase of 3.8% from revenues of $103.1 million in the third quarter of 2013, due primarily to the impact of decreasing cost of funds on unrealized gains on VIE and other finance receivables, long-term debt and derivatives.

•                  Net income increased to $12.7 million, as compared to a loss of $0.9 million in the third quarter of 2013, due primarily to decreasing cost of funds and lower interest expense.

John R. Schwab, J.G. Wentworth’s Chief Financial Officer, said, “After a strong second quarter, the third quarter purchases started off slower than anticipated, but returned to expected levels by the end of the period.  We continue to focus on driving profitability in our Core business and leveraging our industry-leading financing platform.  We were pleased with the execution of our 2014-2 securitization and look forward to the launch of the 2014-3 securitization.”

* This earnings press release contains non-GAAP measures, which as calculated by the Company are not necessarily comparable to similarly-titled measures reported by other companies.  Results for the three and nine month periods ended September 30, 2014 and 2013, as well as our reconciliation of non-GAAP measures, and historic financial information from 2013 to the present, are included in the accompanying financial information.

About The J.G. Wentworth Company™

J.G. Wentworth focuses on key sectors, including structured settlement payment purchasing, annuity payment purchasing, lottery payment purchasing and pre-settlement funding. Through our two market-leading and highly recognizable brands, J.G. Wentworth and Peachtree Financial Solutions, we purchase future structured settlement payment streams from our customers.  For more information about J.G. Wentworth, visit www.jgw.com or use the contact information provided below.

Conference Call and Webcast

Management will host a webcast to discuss the third quarter 2014 financial results today, November 13, 2014, at 10:00 AM Eastern time. The webcast will include remarks from J.G. Wentworth’s Chief Executive Officer, Stewart Stockdale, and Chief Financial Officer, John Schwab.

This call will be accompanied by a presentation and will be available via a webcast of the conference call live on the Investor Relations section of the Company’s website:

The J.G. Wentworth Company™ Third Quarter 2014 Financial Results Webcast

Interested parties unable to access the conference call and view the presentation via the webcast through this link The J.G. Wentworth Company™ Third Quarter 2014 Financial Results Webcast may dial (877) 201-0168 and reference conference ID 21425036.  A playback of the call is available until November 20, 2014 at (855) 859-2056 with conference ID 21425036. The presentation will be posted to the Company’s website after the call.

Forward-Looking Statements

Certain statements in this press release constitute “forward-looking statements.” All statements, other than statements of historical fact, are forward-looking statements. You can identify such statements because they contain words such as “plans,” “expects,” or “does expect,” “budget,” “forecasts,” “anticipates,” or “does not anticipate,” “believes,” “intends,” and similar expressions or statements that certain actions, events or results “may,” “could,” “would,” “might,” or “will,” be taken, occur or be achieved.  Any statements that refer to expectations or other characterizations of future events, circumstances or results are forward-looking statements.

A number of factors could cause actual results, performance or achievements to differ materially from the results expressed or implied in the forward-looking statements. These factors should be considered carefully and readers should not place undue reliance on the forward-looking statements. Forward-looking statements necessarily involve significant known and unknown risks, assumptions and uncertainties that may cause our actual results, performance and opportunities in future periods to differ materially from those expressed or implied by such forward-looking statements.  Consideration should also be given to the areas of risk set forth under the heading “Risk Factors” in our filings with the Securities and Exchange Commission, and as set forth more fully under “Part 1, Item 1A. Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2013, these risks and uncertainties include, among other things:  our ability to continue to purchase structured settlement payments and other assets; our ability to complete future securitizations or other financings on beneficial terms; availability of or increases in the cost of our financing sources relative to our purchase discount rate; our dependence on the opinions of certain rating agencies; our dependence on outside parties to conduct our transactions including the court system, insurance companies, outside counsel, delivery services and notaries; our dependence on the effectiveness of our direct response marketing; the compression of the yield spread between the price we pay for and the price at which we sell assets due to changes in interest rates and/or other factors; changes in tax or accounting policies or changes in interpretation of those policies as applicable to our business; the lack of an established market for the subordinated interest in the receivables that we retain after a securitization is executed; our exposure to underwriting risk; our ability to remain in compliance with the terms of our substantial indebtedness; changes in existing state laws governing the transfer of structured settlement payments or the interpretation thereof; the insolvency or downgrade of a material number of structured settlement issuers; changes in current tax law relating to the tax treatment of structured settlements; changes to state or federal, licensing and regulatory regimes; the impact of the March 2014 Consumer Financial Protection Bureau inquiry and any findings or regulations it issues as related to us, our industries, or products or in general; adverse judicial developments; potential litigation and regulatory proceedings; unfavorable press reports about our business model; our access to personally identifiable confidential information of current and prospective customers and the improper use or failure to protect that information; the public disclosure of the identities of structured settlement holders; our business model being susceptible to litigation; our dependence on a small number of key personnel; our ability to successfully enter new lines of business and broaden the scope of our business; changes in our expectations regarding the likelihood, timing or terms of any potential acquisitions described herein; our computer systems being subject to security and privacy breaches; and infringement of our trademarks or service marks.

Except for our ongoing obligations to disclose material information under the federal securities laws, we undertake no obligation to publicly revise any forward-looking statements, to report events or to report the occurrence of unanticipated events unless we are required to do so by law.

Schedule A

The J.G. Wentworth Company

(Prior to November 14, 2013, J.G. Wentworth, LLC and Subsidiaries)

Condensed Consolidated Balance Sheets

(In thousands, except for shares and per share data)

	September 30,	December 31,
	2014	2013
	(Unaudited)
ASSETS
Cash and cash equivalents	$76,068	$39,061
Restricted cash and investments	118,020	109,338
VIE finance receivables, at fair market value	4,274,954	3,818,704
Other finance receivables, at fair market value	81,504	51,945
VIE finance receivables, net of allowances for losses of $7,426 and $6,443, respectively	114,453	117,826
Other finance receivables, net of allowances for losses of $2,031 and $1,899, respectively	18,435	15,166
Notes receivable, at fair market value	—	5,610
Other receivables, net of allowances for losses of $252 and $243, respectively	12,281	13,529
Fixed assets, net of accumulated depreciation of $5,516 and $4,544, respectively	3,414	3,112
Intangible assets, net of accumulated amortization of $19,728 and $17,781, respectively	45,980	47,878
Goodwill	84,993	84,993
Marketable securities	106,490	121,954
Deferred tax assets, net	—	1,830
Other assets	34,980	41,151
Total Assets	$4,971,572	$4,472,097

LIABILITIES AND STOCKHOLDERS’ EQUITY
Accounts payable	$7,987	$3,903
Accrued expenses	24,639	21,181
Accrued interest	17,113	14,485
VIE derivative liabilities, at fair market value	70,016	70,296
VIE borrowings under revolving credit facilities and other similar borrowings	25,358	41,274
VIE long-term debt	183,310	150,802
VIE long-term debt issued by securitization and permanent financing trusts, at fair market value	3,836,856	3,431,283
Term loan payable	436,433	434,184
Other liabilities	6,965	7,646
Deferred tax liabilities, net	15,688	1,707
Installment obligations payable	106,490	121,954
Total Liabilities	$4,730,855	$4,298,715

Class A common stock, par value $0.00001 per share; 500,000,000 shares authorized; Issued and outstanding at September 30, 2014 - 14,347,143 and 14,255,194; December 31, 2013 - 11,220,358 and 11,216,429	—	—
Class B common stock, par value $0.00001 per share; 500,000,000 shares authorized; Issued and outstanding at September 30, 2014 - 10,680,530; December 31, 2013 - 14,001,583 and 13,984,065	—	—
Class C common stock, par value $0.00001 per share; 500,000,000 shares authorized; Issued and outstanding at September 30, 2014 and December 31, 2013 - 0	—	—
Additional paid-in-capital	94,059	70,236
Retained earnings (accumulated deficit)	13,805	(5,577)
Accumulated other comprehensive income	—	612
	$107,864	$65,271
Less: Treasury stock at cost; purchased at September 30, 2014 - 91,949; December 31, 2013 - 3,929	(139)	—
Total stockholders’ equity, The J.G. Wentworth Company	107,725	65,271
Non-controlling interests	132,992	108,111
Total Stockholders’ Equity	$240,717	$173,382
Total Liabilities and Stockholders’ Equity	$4,971,572	$4,472,097

Schedule B

The J.G. Wentworth Company

(Prior to November 14, 2013, J.G. Wentworth, LLC and Subsidiaries)

Condensed Consolidated Statements of Operations - Unaudited

(In thousands, except for shares and per share data)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2014	2013	2014	2013
REVENUES
Interest income	$44,644	$45,710	$139,104	$126,293
Unrealized gains on VIE and other finance receivables, long-term debt, and derivatives	63,731	50,226	221,359	214,068
Gain (loss) on swap terminations, net	(54)	525	(628)	351
Servicing, broker, and other fees	1,049	1,156	3,221	3,691
Realized and unrealized gains (losses) on marketable securities, net	(2,615)	5,525	1,741	10,523
Realized gain (loss) on notes receivable, at fair value	—	—	2,098	(1,862)
Gain on debt extinguishment	270	—	270	—
Other	(1)	(4)	(63)	(57)
Total Revenues	$107,024	$103,138	$367,102	$353,007

EXPENSES
Advertising	$18,416	$17,862	$52,341	$51,665
Interest expense	48,813	54,005	150,743	139,974
Compensation and benefits	11,096	9,100	30,865	32,494
General and administrative	4,858	4,519	13,941	14,881
Professional and consulting	4,520	4,807	13,482	13,906
Debt issuance	2,936	2,583	5,956	5,655
Securitization debt maintenance	1,551	1,543	4,672	4,526
Provision for losses on finance receivables	1,055	1,690	3,273	4,374
Depreciation and amortization	961	1,467	3,163	4,231
Installment obligations expense (income), net	(2,047)	6,301	3,567	12,820
Total Expenses	$92,159	$103,877	$282,003	$284,526

Income (loss) before income taxes	$14,865	$(739)	$85,099	$68,481
Provision for income taxes	2,176	146	16,169	1,301
Net Income (Loss)	12,689	$(885)	68,930	$67,180
Less: Net income attributable to non-controlling interests	8,597		49,548
Net Income Attributable to The J.G. Wentworth Company	$4,092		$19,382

Weighted average shares of Class A common stock outstanding:
Basic	13,095,194		12,438,143
Diluted	13,098,995		12,440,327

Net income per share attributable to stockholders of Class A common stock of The J.G. Wentworth Company
Basic	$0.31		$1.56
Diluted	$0.31		$1.56

ANI Bridge - Unaudited

The J.G. Wentworth Company and Subsidiaries

Reconciliation of Net Income to Adjusted Net Income and other Non-GAAP Measures Used in this Release and the Related Presentation

We use Adjusted Net Income (a non-GAAP financial measure) as a measure of our results from operations, which we define as our net income under U.S. GAAP before non-cash compensation expenses, certain other expenses, provision for or benefit from income taxes and the amounts related to the consolidation of the securitization and permanent financing trusts we use to finance our business. We use Adjusted Net Income to measure our overall performance because we believe it represents the best measure of our operating performance, as the operations of the variable interest entities do not impact business performance. In addition, the add-backs described above are consistent with adjustments permitted under our Term Loan agreement.

We also use the non-GAAP measures of Total Adjusted Revenue and Adjusted unrealized gains on VIE and other finance receivables, long term debt and derivatives, net of the gain (loss) on swap termination, or Spread Revenue, as measures of our revenues, which we define as those measures under U.S. GAAP before the amounts related to the consolidation of the securitization and permanent financing trusts we use to finance our business. We use these measures to measure our revenues because we believe they represent better measures of our revenues, as the operations of the variable interest entities do not impact business performance.

You should not consider Adjusted Net Income, Adjusted Total Revenue or Spread Revenue in isolation or as a substitute for analysis of our results as reported under U.S. GAAP. Because not all companies use identical calculations, our presentation of Adjusted Net Income, Adjusted Total Revenue and Spread Revenue may not be comparable to other similarly titled measures of other companies.

A reconciliation of Net Income to Adjusted Net Income, which includes line items for Adjusted Total Revenue and Spread Revenue, for the three and nine months ended September 30, 2014 and 2013 is provided below.  Certain prior year numbers have been reclassified to conform with current year presentation.

Schedule C

The J.G. Wentworth Company

(Prior to November 14, 2013, J.G. Wentworth, LLC and Subsidiaries)

Reconciliation of Net Income (Loss) to Adjusted Net Income - Unaudited

(In thousands)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2014	2013	2014	2013

Net Income (Loss)	$12,689	$(885)	$68,930	$67,180

Adjustments to reflect deconsolidation of securitizations:
Elimination of unrealized gain/loss on finance receivables, long-term debt and derivatives from post securitization due to changes in interest rates	(12,392)	(1,752)	(59,649)	(48,413)
Elimination of interest income from securitized finance receivables permanent financing trusts	(40,188)	(40,846)	(125,532)	(110,596)
Interest income on retained interests in finance receivables	5,168	4,716	15,138	13,841
Servicing income on securitized finance receivables	1,323	1,388	3,823	4,245
Elimination of interest expense on long-term debt related to securitization and permanent financing trusts	34,162	35,508	107,660	93,463
Professional fees relating to securitizations	1,551	1,611	4,672	4,635
Other adjustments:
Share based compensation	431	441	1,731	1,511
Income tax provision	2,176	146	16,169	1,301
Severance, M & A, and consulting expenses	2,296	1,072	2,971	6,421
Other non-recurring items	—	—	(1,401)	1,862
Adjusted Net Income	$7,216	$1,399	$34,512	$35,450

Other Data:
Securitized Product Total Receivables Balance (TRB) Purchases (1)	$228,915	$254,376	$704,966	$731,976
Life Contingent Purchases	28,471	40,165	86,483	117,265
Presettlement Fundings	5,910	4,785	20,134	15,302
Total TRB Purchases	$263,296	$299,326	$811,583	$864,543
Adjusted Net Income	$7,216	$1,399	$34,512	$35,450
Adjusted Net Income TRB Margin (2)	2.74%	0.47%	4.25%	4.10%

Company retained interests in finance receivables at fair market value	$304,022	$239,770

(1) Securitized product TRB purchases includes purchases during the period of assets that are expected to be securitized (guaranteed structured settlements, annuities, and lottery payment streams).

(2) Adjusted Net Income TRB Margin is Adjusted Net Income divided by Total TRB Purchases during the period.

Schedule D

The J.G. Wentworth Company

(Prior to November 14, 2013, J.G. Wentworth, LLC and Subsidiaries)

Reconciliation of Net Income to Adjusted Net Income - Unaudited

(In thousands)

		Adjustments	Interest			Severance	Reclassification
	Q3 2014	to reflect	Income on	Share		M&A	Associated with	Other	Q3 2014
	GAAP	deconsolidation	Retained	Based	Income	and	Installment	Nonrecurring	Adjusted
	Results	of securitizations	Interests	Compensation	Tax	Consulting	Obligation Payable	Items	Net Income

REVENUES
Interest income	$44,644	$(40,188)	$5,168				$(568)	$—	$9,056
Unrealized gains on VIE and other finance receivables, long-term debt and derivatives	63,731	(12,392)							51,339
Loss on swap terminations, net	(54)								(54)
Servicing, broker, and other fees	1,049	1,323							2,372
Realized and unrealized losses on marketable securities, net	(2,615)						2,615		—
Realized gain on notes receivable, at fair value	—							—	—
Gain on debt extinguishment	270								270
Other	(1)								(1)
Total Revenues	$107,024	$(51,257)	$5,168	$—	$—	$—	$2,047	$—	$62,982

EXPENSES
Advertising	$18,416								$18,416
Interest expense	48,813	(34,162)							14,651
Compensation and benefits	11,096			(431)		(1,787)			8,878
General and administrative	4,858					(320)			4,538
Professional and consulting	4,520					(189)		—	4,331
Debt issuance	2,936								2,936
Securitization debt maintenance	1,551	(1,551)							—
Provision for losses on finance receivables	1,055								1,055
Depreciation and amortization	961								961
Installment obligations income, net	(2,047)						2,047		—
Total Expenses	$92,159	$(35,713)	$—	$(431)	$—	$(2,296)	$2,047	$—	$55,766

Income before income taxes	$14,865	$(15,544)	$5,168	$431	$—	$2,296	$—	$—	$7,216
Provision for income taxes	2,176				(2,176)				—
Net Income	$12,689	$(15,544)	$5,168	$431	$2,176	$2,296	$—	$—	$7,216

Schedule E

The J.G. Wentworth Company

(Prior to November 14, 2013, J.G. Wentworth, LLC and Subsidiaries)

Reconciliation of Net Income (Loss) to Adjusted Net Income - Unaudited

(In thousands)

		Adjustments	Interest			Severance	Reclassification
	Q3 2013	to reflect	Income on	Share		M&A	Associated with	Other	Q3 2013
	GAAP	deconsolidation	Retained	Based	Income	and	Installment	Nonrecurring	Adjusted
	Results	of securitizations	Interests	Compensation	Tax	Consulting	Obligation Payable	Items	Net Income

REVENUES
Interest income	$45,710	$(40,846)	$4,716				$(776)		$8,804
Unrealized gains on VIE and other finance receivables, long-term debt and derivatives	50,226	(1,752)							48,474
Gain on swap terminations, net	525								525
Servicing, broker, and other fees	1,156	1,388							2,544
Realized and unrealized gains on marketable securities, net	5,525						(5,525)		—
Realized loss on notes receivable, at fair value	—								—
Other	(4)								(4)
Total Revenues	$103,138	$(41,210)	$4,716	$—	$—	$—	$(6,301)	$—	$60,343

EXPENSES
Advertising	$17,862								$17,862
Interest expense	54,005	(35,508)							18,497
Compensation and benefits	9,100			(441)					8,659
General and administrative	4,519								4,519
Professional and consulting	4,807	(31)				(1,072)			3,704
Debt issuance	2,583								2,583
Securitization debt maintenance	1,543	(1,543)							—
Provision for losses on finance receivables	1,690	(37)							1,653
Depreciation and amortization	1,467								1,467
Installment obligations expense, net	6,301						(6,301)		—
Total Expenses	$103,877	$(37,119)	$—	$(441)	$—	$(1,072)	$(6,301)	$—	$58,944

Income (loss) before income taxes	$(739)	$(4,091)	$4,716	$441	$—	$1,072	$—	$—	$1,399
Provision for income taxes	146				(146)				—
Net Income (Loss)	$(885)	$(4,091)	$4,716	$441	$146	$1,072	$—	$—	$1,399

Schedule F

The J.G. Wentworth Company

(Prior to November 14, 2013, J.G. Wentworth, LLC and Subsidiaries)

Reconciliation of Net Income to Adjusted Net Income - Unaudited

(In thousands)

		Adjustments	Interest			Severance	Reclassification
	YTD 2014	to reflect	Income on	Share		M&A	Associated with	Other	YTD 2014
	GAAP	deconsolidation	Retained	Based	Income	and	Installment	Nonrecurring	Adjusted
	Results	of securitizations	Interests	Compensation	Tax	Consulting	Obligation Payable	Items	Net Income

REVENUES
Interest income	$139,104	$(125,532)	$15,138				$(1,826)	$6	$26,890
Unrealized gains on VIE and other finance receivables, long-term debt and derivatives	221,359	(59,649)							161,710
Loss on swap terminations, net	(628)								(628)
Servicing, broker, and other fees	3,221	3,823							7,044
Realized and unrealized gains on marketable securities, net	1,741						(1,741)		—
Realized gain on notes receivable, at fair value	2,098							(2,098)	—
Gain on debt extinguishment	270								270
Other	(63)								(63)
Total Revenues	$367,102	$(181,358)	$15,138	$—	$—	$—	$(3,567)	$(2,092)	$195,223

EXPENSES
Advertising	$52,341								$52,341
Interest expense	150,743	(107,660)							43,083
Compensation and benefits	30,865			(1,731)		(1,900)			27,234
General and administrative	13,941					(234)			13,707
Professional and consulting	13,482					(837)		(691)	11,954
Debt issuance	5,956								5,956
Securitization debt maintenance	4,672	(4,672)							—
Provision for losses on finance receivables	3,273								3,273
Depreciation and amortization	3,163								3,163
Installment obligations expense, net	3,567						(3,567)		—
Total Expenses	$282,003	$(112,332)	$—	$(1,731)	$—	$(2,971)	$(3,567)	$(691)	$160,711

Income before income taxes	$85,099	$(69,026)	$15,138	$1,731	$—	$2,971	$—	$(1,401)	$34,512
Provision for income taxes	16,169				(16,169)				—
Net Income	$68,930	$(69,026)	$15,138	$1,731	$16,169	$2,971	$—	$(1,401)	$34,512

Schedule G

The J.G. Wentworth Company

(Prior to November 14, 2013, J.G. Wentworth, LLC and Subsidiaries)

Reconciliation of Net Income to Adjusted Net Income - Unaudited

(In thousands)

		Adjustments	Interest			Severance	Reclassification
	YTD 2013	to reflect	Income on	Share		M&A	Associated with	Other	YTD 2013
	GAAP	deconsolidation	Retained	Based	Income	and	Installment	Nonrecurring	Adjusted
	Results	of securitizations	Interests	Compensation	Tax	Consulting	Obligation Payable	Items	Net Income

REVENUES
Interest income	$126,293	$(110,596)	$13,841				$(2,298)		$27,240
Unrealized gains on VIE and other finance receivables, long-term debt and derivatives	214,068	(48,413)							165,655
Gain on swap terminations, net	351								351
Servicing, broker, and other fees	3,691	4,245							7,936
Realized and unrealized gains on marketable securities, net	10,523						(10,522)		1
Realized loss on notes receivable, at fair value	(1,862)							1,862	—
Other	(57)								(57)
Total Revenues	$353,007	$(154,764)	$13,841	$—	$—	$—	$(12,820)	$1,862	$201,126

EXPENSES
Advertising	$51,665								$51,665
Interest expense	139,974	(93,463)							46,511
Compensation and benefits	32,494			(1,511)		(2,692)			28,291
General and administrative	14,881					(610)			14,271
Professional and consulting	13,906	(71)				(3,119)			10,716
Debt issuance	5,655								5,655
Securitization debt maintenance	4,526	(4,527)							(1)
Provision for losses on finance receivables	4,374	(37)							4,337
Depreciation and amortization	4,231								4,231
Installment obligations expense, net	12,820						(12,820)		—
Total Expenses	$284,526	$(98,098)	$—	$(1,511)	$—	$(6,421)	$(12,820)	$—	$165,676

Income before income taxes	$68,481	$(56,666)	$13,841	$1,511	$—	$6,421	$—	$1,862	$35,450
Provision for income taxes	1,301				(1,301)				—
Net Income	$67,180	$(56,666)	$13,841	$1,511	$1,301	$6,421	$—	$1,862	$35,450

Schedule H

The J.G. Wentworth Company

Unaudited

(In thousands, except shares and per share data)

	Private			Public
	Q1 2013	Q2 2013	Q3 2013	Q4 2013	Q1 2014	Q2 2014	Q3 2014
TRB:
Securitized Product Total Receivables Balance (TRB) Purchases (1)	$230,705	$246,895	$254,376	$214,437	$223,507	$252,544	$228,915
Life Contingent Purchases	34,222	42,878	40,165	39,054	29,827	28,185	28,471
Presettlement Fundings	5,444	5,073	4,785	6,997	7,247	6,977	5,910
Total	$270,371	$294,846	$299,326	$260,488	$260,581	$287,706	$263,296

ANI Basis:
Total Revenue	$76,850	$63,933	$60,343	$71,603	$63,131	$69,110	$62,982
Total Expenses	$53,323	$53,409	$58,944	$60,439	$53,010	$51,935	$55,766
ANI	$23,527	$10,524	$1,399	$11,164	$10,121	$17,175	$7,216
ANI Margin (2)	30.6%	16.5%	2.3%	15.6%	16.0%	24.9%	11.5%
ANI TRB Margin (3)	8.7%	3.6%	0.5%	4.3%	3.9%	6.0%	2.7%

Spread Revenue (4)	$64,727	$52,281	$48,999	$44,637	$51,846	$57,951	$51,285
TRB Spread Margin (5)	24.4%	18.0%	16.6%	17.6%	20.5%	20.6%	19.9%

GAAP Basis:
Revenue	$183,208	$66,661	$103,138	$106,556	$136,590	$123,488	$107,024
Expenses (6)	$93,503	$88,301	$104,023	$111,918	$102,057	$101,780	$94,335
Net Income (Loss)	$89,705	$(21,640)	$(885)	$(5,362)	$34,533	$21,708	$12,689
Net Income (Loss) Attributable to The J.G. Wentworth Company				$(5,577)	$9,022	$6,268	$4,092

Weighted Average Diluted Shares				10,395,574	11,642,283	12,562,042	13,098,995
All-in Shares (7)				14,967,315	29,556,961	29,507,944	29,331,537

Diluted EPS				$(0.54)	$0.77	$0.50	$0.31
ANI EPS (8)				$0.75	$0.34	$0.58	$0.25

Residual Asset Balance	$249,345	$234,918	$239,770	$239,591	$280,208	$294,637	$304,022
Residual Loan Balance	$70,000	$70,000	$69,560	$68,785	$67,989	$107,540	$107,329

10-Year Swap Rate	2.01%	2.70%	2.77%	3.09%	2.84%	2.63%	2.64%

Term Loan Interest Expense	$7,673	$12,287	$14,595	$13,457	$9,917	$10,020	$10,082
ANI Interest Expense	$12,267	$15,748	$18,497	$18,298	$13,945	$14,487	$14,651

(1)       Securitized product TRB purchases includes purchases during the period of assets that will be securitized (guaranteed structured settlements, annuities, and lottery payment streams)

(2)       ANI Margin is defined as ANI / ANI Total Revenue

(3)       ANI TRB Margin is defined as ANI / Total TRB

(4)       Spread Revenue is defined as adjusted unrealized gains on VIE and other finance receivables, long term debt and derivatives, net of the gain (loss) on swap terminations

(5)       TRB Spread Margin is defined as Spread Revenue / (the sum of Securitized Product TRB Purchases + Life Contingent Purchases)

(6)       Includes provision for income taxes

(7)       Represents the weighted average number of outstanding shares of Class A common stock if all Common Interests in The J.G. Wentworth Company, LLC were exchanged.

(8)       ANI EPS is defined as ANI / All-in Shares

Source: The J.G. Wentworth Company™

Investor Relations:

Jennifer Gambol

866-386-3853

investor@jgwentworth.com

Media Inquiries:

866-386-3853

media@jgwentworth.com

or

Makovsky for The J.G. Wentworth Company™

Michael Goodwin, 212-508-9639

mgoodwin@makovsky.com